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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2002

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-25984	95-4610936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30101 Agoura Court #222 Agoura Hills, California (Address of principal executive offices)	91301 (Zip Code)

Registrant's telephone number, including area code (818) 597-0042

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

        On April 11, 2002, SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their First Amendment Chapter 11 Joint Plan of Reorganization (the "Plan") and Disclosure Statement with the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.181 and Exhibit 99.182. The Bankruptcy Court issued an order on April 16, 2002 which (a) approved the Disclosure Statement, (b) established a voting record date of April 1, 2002, (c) established procedures with respect to confirmation of the plan, (d) approved solicitation procedures and (e) approved voting procedures. A copy of the order is attached hereto as Exhibit 99.184.

        Solicitation materials including the Disclosure Statement, the Plan, the Notice of Hearing on Confirmation (attached hereto as Exhibit 99.183) and other information have been distributed to Creditors entitled to vote on confirmation of the Plan. Any Creditor of the Company who believes it is entitled to vote on the Plan should contact Counsel for the Debtors to request a ballot. Creditors who desire to vote on the Plan must return ballots to accept or reject the Plan no later than 5:00 p.m. on June 7, 2002. A hearing will be held by the Bankruptcy Court to consider the Plan on June 18, 2002. Any objections to the Plan must be filed with the Bankruptcy Court and served on Counsel for the Debtors, Creditors' Committee and Bank Group and the Trustee no later than 4:00 p.m. on June 7, 2002 to be considered at the confirmation hearing.

        Subsequent to the mailing of the ballots to Creditors, nonmaterial changes were made to the Plan, including the commencement of Chapter 11 cases for InfoNet Management Systems, Inc. and Pacific Insurance Brokerage, Inc., subsidiaries of SNTL Corporation that have not operated in several years. The revised Plan and Disclosure Statement are filed as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
99.181	First Amended Chapter 11 Joint Plan of Reorganization (Exhibits to the Plan not filed herewith may be obtained from the Debtors without charge by written request.)
99.182	Disclosure Statement. (Exhibits to the Disclosure Statement not filed herewith may be obtained from the Debtors without charge by written request.)
99.183	Notice of Hearing on Confirmation of Debtors' First Amended Chapter 11 Joint Plan of Reorganization and Related Procedures and Deadlines.
99.184	Order of Bankruptcy Court Approving Disclosure Statement and Voting Procedures.
99.185	Order of Bankruptcy Court approving non-material modifications to Plan of Reorganization and Disclosure Statement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)

Date May 20, 2002	/s/ ALEX CORBETT
(Signature)* Alex Corbett Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES